UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 14, 2015


                           DIVERSIFIED RESOURCES, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                        None                   98-0687026
   --------------------           ------------------         ----------------
(State or other jurisdiction     (Commission File No.)      (IRS Employer
      of incorporation)                                      Identification No.)

                             1789 W. Littleton Blvd.
                               Littleton, CO 80120
                     --------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (303) 797-5417

                                       N/A
                ------------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Securities Holders.

     The annual meeting of Diversified's shareholders was held on July 14, 2015. At the meeting the following persons were elected as directors.

                                    Votes
                        ------------------------------          Broker
 Name                       For         Against                Non-Votes

 Roger May             14,024,326         --                     --
 Paul Laird            14,024,326         --                     --
 Duane Bacon           14,024,326         --                     --
 Albert McMullin       14,024,326         --                     --







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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 17, 2015                     DIVERSIFIED RESOURCES, INC.



                                         By: /s/ Roger P. May
                                             ----------------------------------
                                             Roger P. May
                                             Secretary to the Board of Directors